Exhibit 99.1

Investor Contact:	Media Contact:
Amanda Bryant, 312.780.5539	Stephanie Lerdall, 312.780.5399
amanda.bryant@hyatt.com	stephanie.lerdall@hyatt.com

HYATT INCREASES SHARE REPURCHASE AUTHORIZATION BY $750 MILLION;

SOLD HYATT REGENCY MONTEREY HOTEL & SPA;

RECEIVED $217 MILLION IN CONNECTION WITH SALE OF AVENDRA

CHICAGO (December 14, 2017) - Hyatt Hotels Corporation (NYSE: H) today announced that its Board of Directors has authorized the repurchase of up to an additional $750 million of the Company’s common stock. The authorization is consistent with Hyatt’s ongoing commitment to return meaningful capital to stockholders while continuing to invest in growth opportunities. Year-to-date through November 15, 2017, the Company repurchased over $700 million of common stock. As of December 14, 2017, the Company had approximately $864 million available under its share repurchase authorization (including the $750 million authorized on December 14, 2017).

On November 9, 2017, the Company sold the 550-room Hyatt Regency Monterey Hotel and Spa in Monterey, CA for approximately $60 million, resulting in the recognition of a pre-tax gain of approximately $17 million. The gain will be characterized as a special item and will be recorded outside of Hyatt’s Adjusted EBITDA. The sale was part of six properties actively marketed for sale as announced during the Company’s first quarter 2017 earnings call. The property will remain in the Hyatt system under a long-term franchise agreement.

The sale of Hyatt Regency Monterey Hotel and Spa brings the Company’s total dispositions, including hotel properties and other investments, to approximately $920 million in 2017. These dispositions reflect a total estimated headwind of approximately $56 million to Owned & Leased hotels segment Adjusted EBITDA in 2018, inclusive of an approximate $9 million impact from Monterey. The anticipated Adjusted EBITDA impact from the sale of Monterey on 2017 results is immaterial.

On December 11, 2017, Hyatt received net cash proceeds of approximately $217 million related to the sale of Avendra LLC to Aramark Corporation. The transaction resulted in the recognition of approximately $20 million in equity earnings from unconsolidated hospitality ventures which, consistent with the Company’s Form 8-K dated October 16, 2017, will be characterized as a special item and recorded outside of Adjusted EBITDA, Adjusted Net Income and Adjusted EPS.

FORWARD-LOOKING STATEMENTS

Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies, outlook, occupancy, ADR and growth trends, market share, the number of properties we expect to open in the future, the amount by which the Company intends to reduce its real estate asset base and the anticipated timeframe for such asset dispositions, our expected adjusted SG&A expense, our estimated comparable systemwide RevPAR growth, our estimated Adjusted EBITDA growth, maintenance and enhancement to existing properties capital expenditures, investments in new properties capital expenditures, depreciation and amortization expense and interest expense estimates, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the rate and the pace of economic recovery following economic downturns; levels of spending in business and leisure segments as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to future bookings; loss of key personnel; hostilities, or fear of hostilities, including future terrorist attacks, that affect travel; travel-related accidents; natural or man-made disasters such as earthquakes, tsunamis, tornadoes, hurricanes, floods, wildfires, oil spills, nuclear incidents and global outbreaks of pandemics or contagious diseases or fear of such outbreaks; our ability to successfully execute on our strategy to reduces our real estate asset base within targeted timeframes and at expected values; declines in the value of our real estate assets; our ability to successfully achieve certain levels of operating profits at hotels that have performance guarantees in favor of our third-party owners; the impact of hotel renovations; risks associated with our capital allocation plans and common stock repurchase program, including the amount and timing of share repurchases and the risk that our common stock repurchase program could increase volatility and fail to enhance stockholder value; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangements, such as through internet travel intermediaries; changes in the tastes and preferences of our customers, including the entry of new competitors in the lodging business; relationships with colleagues and labor unions and changes in labor laws; financial condition of, and our relationships with, third-party property owners, franchisees and hospitality venture partners; the possible inability of third-party owners, franchisees or development partners to access capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and the introduction of new brand concepts; the timing of acquisitions and dispositions; failure to successfully complete proposed transactions (including the failure to satisfy closing conditions or obtain required approvals); unforeseen terminations of our management or franchise agreements; changes in federal, state, local or foreign tax law; increases in interest rates and operating costs; foreign exchange rate fluctuations or currency restructurings; lack of acceptance of new brands or innovation; our ability to successfully implement our new global loyalty platform, and the level of acceptance of the new program by our guests; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, including as a result of industry consolidation, and the markets where we operate; cyber incidents and information technology failures; outcomes of legal or administrative proceedings; violations of regulations or laws related to our franchising business; and other risks discussed in the Company’s filings with the SEC, including our annual report on Form 10-K, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this press release. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statement.

About Hyatt Hotels Corporation

Hyatt Hotels Corporation, headquartered in Chicago, is a leading global hospitality company with a portfolio of 13 premier brands. As of September 30, 2017 the Company’s portfolio included 739 properties in 57 countries. The Company’s purpose to care for people so they can be their best informs its business decisions and growth strategy and is intended to create value for shareholders, build relationships with guests and attract the best colleagues in the industry. The Company’s subsidiaries develop, own, operate, manage, franchise, license or provide services to hotels, resorts, branded residences and vacation ownership properties, including under the Park Hyatt®, Miraval®, Grand Hyatt®, Hyatt Regency®, Hyatt®, Andaz®, Hyatt Centric®, The Unbound Collection by Hyatt®, Hyatt Place®, Hyatt House®, Hyatt Ziva™, Hyatt Zilara™ and Hyatt Residence Club® brand names and have locations on six continents. For more information about Hyatt Hotels Corporation, please visit www.hyatt.com.